Execution Version AMENDMENT AGREEMENT This AMENDMENT AGREEMENT (this “Agreement”), dated as of April 5, 2022 and effective as of December 1, 2021, is made by and among CDW LLC, an Illinois limited liability company (the “Borrower”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”). WHEREAS, the Borrower and the Administrative Agent are party to that certain Credit Agreement, dated as of December 1, 2021 (as amended, restated, amended and restated, modified and/or supplemented from time to time, the “Credit Agreement”; capitalized terms not otherwise defined herein shall have the respective meaning assigned to such terms in the Credit Agreement), by and among the Borrower, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent; WHEREAS, Section 9.02(c)(i) of the Credit Agreement provides that the Administrative Agent and the Borrower shall be permitted to amend the Credit Agreement to cure any ambiguity, mistake, omission, defect or inconsistency so long as the Lenders shall have received at least five Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within five Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment; WHEREAS, the Administrative Agent and the Borrower desire to amend the Credit Agreement in accordance with Section 9.02(c)(i) as further described herein; WHEREAS, the Summary of Terms and Conditions posted to the Lenders on November 3, 2021 (the “Marketing Term Sheet”) provided that the Term Loans will amortize in equal quarterly installments payable at the end of the applicable fiscal quarter (commencing with the first full fiscal quarter of the Borrower after the Effective Date) at (i) a per annum rate of 2.5% of the aggregate principal amount of the Term Loans incurred by the Borrower on the Effective Date for the first four full fiscal quarters following the Effective Date and (ii) a per annum rate of 5.0% of the aggregate principal amount of the Term Loans incurred by the Borrower on the Effective Date for the each fiscal quarter thereafter; WHEREAS, it is not clear that the percentages in Section 2.07(a) of the Credit Agreement are per annum percentages as set forth in the Marketing Term Sheet; WHEREAS, the Administrative Agent and the Borrower desire to amend the Credit Agreement in accordance with Section 9.02(c)(i) as further described herein in order to clarify and correct the aforementioned ambiguity, mistake and inconsistency; and WHEREAS, in accordance with Section 9.02(c)(i) of the Credit Agreement, the form of this Agreement has been made available to the Lenders for at least five (5) Business Days and the Administrative Agent has not received a written notice from the Required Lenders stating that the Required Lenders object to this Agreement; NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows: SECTION 1. Amendment. Subject to the terms and conditions to effectiveness set forth in Section 2 hereof, Section 2.07(a) of the Credit Agreement is hereby amended and restated in its entirety as follows effective as of December 1, 2021:

-2- “(a) The Borrower (x) shall repay to the Administrative Agent for the account of each Term Lender (which repayments shall be adjusted from time to time pursuant to Section 2.08) on the last day of each fiscal quarter of the Borrower (commencing on the last day of the first full fiscal quarter of the Borrower ending after the Effective Date) or, if any such date is not a Business Day, on the next succeeding Business Day, a principal amount in respect of the Term Loans equal to (A) in the case of each quarterly payment for the first four (4) full fiscal quarters following the Effective Date, 0.625% of the aggregate principal amount of the Term Loans incurred on the Effective Date and (B) in the case of each quarterly payment for each fiscal quarter following the fourth full fiscal quarter following the Effective Date, 1.25% of the aggregate principal amount of such Term Loans incurred on the Effective Date and (y) hereby unconditionally promises to pay to the Administrative Agent for the account of each Term Lender the then unpaid principal amount of each Term Loan of such Term Lender on the Maturity Date.” SECTION 2. Effectiveness. Section 1 of this Agreement shall become effective as of December 1, 2021 on the date that the Administrative Agent shall have received this Agreement, duly executed by the Borrower and the Administrative Agent (it being understood that the Administrative Agent shall only execute this Agreement if the Lenders shall have received at least five Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within five Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to this Agreement). SECTION 3. Amortization Payment. To the extent the Borrower repays 2.5% of the aggregate principal amount of the Term Loans incurred on the Effective Date on March 31, 2022, after this Amendment becomes effective, the excess 1.875% of such payment will be applied to the Loans to the scheduled installments of principal due on June 30, 2022, September 30, 2022 and December 31, 2022 pursuant to Section 2.07(a) in direct order of maturity in accordance with Section 2.08(b). SECTION 4. Reference to and Effect on the Credit Agreement. (a) On and after the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, this Agreement. This Agreement is a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents. (b) Each Loan Document, after giving effect to this Agreement, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed, except that, on and after the effectiveness of this Agreement, each reference in each of the Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by and after giving effect to, this Agreement. Nothing in this Agreement can or may be construed as a novation of the Credit Agreement or any other Loan Document. This Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. SECTION 5. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or electronic .pdf transmission shall be effective as delivery of a manually executed counterpart of this Agreement. For purposes hereof, the words “execution,” “execute,” “executed,”

-3- “signed,” “signature” and words of like import shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formulations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transaction Act. SECTION 6. WAIVER OF JURY TRIAL; GOVERNING LAW; JURISDICTION, ETC. The provisions set forth in Sections 9.09 and 9.10 of the Credit Agreement are hereby incorporated herein mutatis mutandis with all references to “this Agreement” therein being deemed references to this Agreement. [SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE — AMENDMENT AGREEMENT] IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed by their respective officers thereunto duly authorized, as of the date and year first written above. CDW LLC, as Borrower By: Name: Robert J. Welyki Title: Vice President

[SIGNATURE PAGE — AMENDMENT AGREEMENT] JPMORGAN CHASE BANK, N.A., as Administrative Agent By: Name: Matthew Cheung Title: Vice President